UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2017

HMN Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24100	41-1777397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1016 Civic Center Drive Northwest Rochester, Minnesota	55901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (507) 535-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operation and Financial Condition.

On January 25, 2017, HMN Financial, Inc. (the “Company”) issued a press release (the “Press Release”) that included financial information for its quarter ended and year ended December 31, 2016. A copy of the Press Release is attached as Exhibit 99 to this Form 8-K and incorporated by reference into this Item 2.02. The information included in the Press Release is to be considered furnished under the Securities Exchange Act of 1934, as amended.

Item 9.01.        Financial Statements and Exhibits

          (d) Exhibits

Exhibit Number	Description
99	Press Release dated January 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc. (Registrant)

Date: January 25, 2017	/s/ Jon Eberle

Jon Eberle Senior Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit No.	Description

Exhibit 99	Press Release dated January 25, 2017

4